UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2008

THE QUIGLEY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	0-21617	23-2577138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kells Building, 621 Shady Retreat Road, P.O. Box 1349, Doylestown, PA		18901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 345-0919

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 30, 2008, The Quigley Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2008.  The full text of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 8.01	Other Events.

On October 30, 2008, the Company issued a press release providing a summary on the status of its pharmaceutical pipeline.  The full text of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.     Description

99.1	Press Release dated October 30, 2008 reporting quarter ended September 30, 2008 preliminary unaudited earnings and updates on the status of the Company’s pharmaceutical pipeline.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE QUIGLEY CORPORATION
(Registrant)

Date: October 30, 2008
	By:	/s/ Gerard M. Gleeson
	Name:	Gerard M. Gleeson
	Title:	Vice President and Chief Financial Officer